                           Aspen Select Healthcare, LP
                         1740 Persimmon Drive, Suite 100
                                Naples, FL 34109

January 18, 2005

Board of Directors
NeoGenomics, Inc.
12701 Commonwealth Drive, Suite 9
Fort Myers, FL 33913

Gentlemen,

        This letter agreement (the "Agreement") is intended to be a binding letter of intent between NeoGenomics, Inc, a Nevada corporation, and Aspen Select
Healthcare, LP, a Delaware limited partnership ("Aspen"), regarding the understandings between the parties with respect to Aspen providing to the
Company A) an additional $200,000 of equity capital; B) an additional $200,000 of debt capital under the secured tranche of the Credit Facility; C) a waiver of
Aspen's pre-emptive rights under that certain amended and restated Shareholders
Agreement, dated March 23, 2005 (the "Shareholders' Agreement") to allow for the purchase of up to $400,000 of common equity by a third party investor (the
"Third Party Investor"), which is anticipated to close no later than January 31,
2006; and D) an amendment to the terms of that certain Loan Agreement, dated
March 23, 2005, and related documents (collectively, the "Credit Facility"). The parties have agreed to move forward to consummate transactions on all of the above-mentioned activities under the conditions specified below. The parties have further agreed that they will each use their best efforts to execute definitive transaction documents on each component of this transaction within the time frames specified in each section below as the definitive documentation becomes available.

A. Providing an Additional $200,000 of Equity Capital.

1.      Aspen will purchase up to $200,000 of restricted stock from the Company at a price of $0.20 per share (such $200,000 investment hereinafter referred to as the "New Equity") provided that the Company has closed on at least $400,000 of equity capital on no less favorable terms than those being offered to Aspen with the Third Party Investor and the Company and Aspen have executed definitive documentation for the transactions contemplated in Section B, C, D and E below.
The timing of such equity purchase by Aspen will be based upon Aspen having completed its fundraising activities, provided, however, that Aspen will use its best efforts to fund this New Equity by March 31, 2006 (such date of closing of the New Equity transaction, hereinafter referred to as the ("Equity Closing").
In the event Aspen has not funded its total purchase of New Equity by April 30,
2006, the Company will provide the Third Party Investor the right to invest the difference up to $200,000 at terms no more favorable than the Aspen New Equity terms.

2.      On the Equity Closing, the Company agrees that it will grant to Aspen a
Warrant to purchase up to 450,000 (such number subject to adjustment as outlined below) shares of the Company's common stock (the "Equity Warrants"). The exercise price per share for the Equity Warrants shall be set at $0.26/share
(subject to adjustment as outlined below). Such Equity Warrants will expire at the same time as the Existing Debt Warrants outlined in paragraph 12 and all of

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the shares under such Equity Warrants will be deemed vested upon issuance. In the event that the contemplated $400,000 equity transaction with the Third Party
Investor results in more than 900,000 warrants to purchase common stock of the
Company being granted to such Third Party Equity Investor, then the Company agrees that the number of warrant shares underlying the Equity Warrants will be recalculated to be a number of warrant shares equal to the number of warrant shares given to the Third Party investor multiplied by a fraction, the numerator of which is the amount of New Equity provided by Aspen and the denominator of which is the amount of equity capital provided by the Third Party Investor. In the event that the strike price of the warrants granted to the Third Party
Investor is lower than $0.26/share, then the Company agrees that the exercise price of the Equity Warrant will be reset to such lower number.

B. Providing an Additional $200,000 of Debt Capital.

3.      Aspen will provide up to $200,000 of additional debt capital by increasing the availability limit on the secured tranche of the Credit Facility to $700,000 (such $200,000 increase hereinafter referred to as the "New Debt").
This will increase the size of the total Credit Facility from $1.5 million to
$1.7 million. The Company understands that funding of the remaining $200,000 on the secured tranche will become available subject to the borrowing base limitations in the Credit Facility and Aspen having completed sufficient fundraising from its investors. Aspen agrees that it will use its best efforts to make available this $200,000 of New Debt by March 31, 2006. The parties agree that the Amended and Restated Credit Facility outlined in Section D below will incorporate an increase in the secured portion of the Credit Facility by the amount of the New Debt; provided, however, that in the event Aspen has not made available all such New Debt funding to the Company by April 30, 2006, the
Company will have the option to reduce the availability under such secured portion of the Credit Facility by the amount of the New Debt funding from Aspen that was not made available by April 30, 2006. In the event the Company elects not to accept all or any part of such New Debt after April 30, 2006, then a pro rata portion of the New Debt Warrants (as defined in paragraph 4 below) shall be deemed not to have vested. In this instance, such pro rata portion of the New
Debt Warrants that is deemed not to have vested shall be calculated by multiplying the total number of New Debt Warrants by a fraction, the numerator of which is the amount of New Debt that was not made available by April 30, 2006 and the denominator of which is $200,000.

4.      In consideration for providing the New Debt, the Company agrees that on the Amendment Date (as defined in Paragraph 5 hereof), it will issue to Aspen a warrant to purchase 450,000 shares (such number subject to adjustment as outlined below) of the Company's common stock (the "New Debt Warrants"). The exercise price per share for the New Debt Warrants shall be set at $0.26/share
(subject to adjustment as outlined below, such exercise price after taking into consideration any adjustments, hereinafter referred to as the "Exercise Price").
Such New Debt Warrants will expire at the same time as the Existing Debt
Warrants outlined in paragraph 13 and will be deemed vested on a pro rata basis corresponding to the amount of New Debt made available at any given time. In the event that the contemplated $400,000 equity transaction with the Third Party
Investor results in more than 900,000 warrants to purchase common stock of the
Company being granted to such Third Party Equity Investor, then the Company agrees that the number of warrant shares underlying the New Debt Warrants will be recalculated to be a number of warrant shares equal to the number of warrant shares given to the Third Party investor multiplied by a fraction, the numerator of which is $200,000 and the denominator of which is the amount of equity capital provided by the Third Party Investor. In the event that the strike price of the warrants granted to the Third Party Investor is lower than $0.26/share,

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then the Company agrees that the exercise price/share of the New Debt Warrants will be reset to such lower number.

C. Provide a Waiver of Pre-emptive Rights Under Shareholders' Agreement.

5.      In consideration for receiving a five year warrant to purchase 150,000 shares of common stock of the Company with an exercise price equal to the
Exercise Price (as adjusted) of the New Debt Warrants (the "Waiver Warrant"),
Aspen agrees to waive its pre-emptive rights under Section 3.1 of the
Shareholders Agreement in connection with the sale of up to $400,000 of common stock of the Company at a price per share of no less than $0.20/share (the
"Pre-emptive Rights Waiver"). The Company agrees that this Pre-emptive Rights
Waiver is subject to Aspen receiving a) an executed warrant agreement for the
Waiver Warrants and b) an executed copy of the amended and restated copy of the
Existing Debt Warrant Agreement outlined in paragraph 13 hereof prior to the
Company consummating its equity transaction with the Third Party Investor.

D. Amendment of Existing Credit Facility.

6.      The parties agree that they will each use their best efforts to executive definitive transaction documentation to amend and restate the existing
Credit Facility and related documents within two weeks of the date of this
Agreement (such date, including any mutually agreed upon extensions thereto, hereinafter referred to as the "Amendment Date"). Such amended and restated
Credit Facility documentation will specifically provide for the items contained in paragraph 6-13 below.

7.      The maturity date of the Credit Facility shall be extended to September
30, 2007.

8.      Paragraph 11 of the existing Loan Agreement (Borrower's Negative
Covenants) shall be amended to allow for Permitted Indebtedness of up to a total of $500,000 of vendor and lease financing on capital equipment, including straight vendor financing and both operating and capital lease financing, in the aggregate at any given time during the term of the Credit Facility (the "Capital
Equipment Financing Basket") and allow for Permitted Liens on such equipment.
The Company agrees that its recently completed lease financing for a second flow cytometer of $125,000 (whether accounted for as an operating lease or a capital lease) will be attributed to this Capital Equipment Financing Basket. As part of this Agreement, Aspen agrees that it will waive until the Amendment Date, the current default that arose from the Company's entry into this lease for the second flow cytometer. The parties further agree that any short term vendor financing for the purchase of capital equipment, including extended payment terms as is the case with the Company's contemplated purchase of an automated spot counter, shall be allowable under this Capital Equipment Financing Basket.
As part of this Agreement, Aspen agrees that it will waive until the Amendment
Date, any default that may arise as a result of the Company's contemplated purchase of the automated spot counter that occurs prior to the time that such amended and restated Credit Facility can be executed. Aspen further agrees that it will assist the Company in securing an operating lease line from one or more lessors at an appropriate point in time.

9.      The Permitted Indebtedness section of paragraph 11 of the Loan Agreement shall be amended to allow for an aggregate of up to $400,000 of convertible draw notes from Cornell Capital LP during the life of the Credit Facility (unless the proceeds of such Cornell convertible draw notes are used to repay the Company's indebtedness to Aspen); provided that such convertible draw notes contain an option for a fixed price conversion at any time and have a term of no longer

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than six months unless the proceeds of such convertible draw notes are used to pay-off the Credit Facility.

10.     The definition of Permitted Indebtedness in paragraph 11 of the Loan
Agreement shall be amended to allow for real estate leases entered into by the
Company, provided that such real estate leases have been approved by the Board of Directors and contain no more than $100,000 of leasehold improvements embedded within the lease stream.

11.     The structure of the Credit Facility shall be amended so that it is a draw facility whereby once principal payments have been made to Aspen by the
Company, the Company can no longer draw such amounts and that portion of the availability will expire. The parties agree that all principal payments from the
Company will retire the unsecured portion of the Credit Facility first.

12.     The Company and Aspen agree to such other amendments to the Credit
Facility documents as may be mutually agreed upon, including, but not limited to a clarification of Paragraph 16 of the Loan Agreement to include a provision that if the Company does not properly notify Aspen of an event of default, that is in and of itself a default and that the date of such default will be deemed to be the first date which circumstances gave rise to the event of default for purposes of calculating the 30 day cure period, and further that Aspen may so notify the Company of this type of default or any other type of default that may have occurred.

E. Amendment to Existing Warrant Agreement.

13.     In consideration for Aspen's agreement to amend and restate the Credit
Facility, the Company agrees to amend and restate the existing warrant agreement, dated March 23, 2005, currently held by Aspen (the "Existing Debt
Warrants or the Existing Debt Warrant Agreement") on or before the closing of the Third Party Investor equity transaction. Such amended and restated Existing
Debt Warrant Agreement will provide that a) the total number of warrant shares that are vested under such Existing Debt Warrant Agreement will be stipulated to be 2,500,000 shares; b) the exercise price per share for such Existing Debt
Warrants shall be reduced to $0.31/share; c) the warrant expiration date will be amended to be five years from the date of the Existing Debt Warrant Agreement, as amended and restated..

F. General Provisions

14.     In the event that the terms of the contemplated Third Party Investor purchase of common equity from the Company change in a manner that results in a lower purchase price than the $0.20/share that has been agreed, the Company agrees that this Agreement will become null and void and Aspen and the Company will revisit the terms of this Agreement.

15.     The Company and Aspen agree to amend the existing Registration Rights
Agreement, dated March 23, 2005, so that all shares issued in the New Equity transaction and all shares underlying the Equity Warrants, the New Debt
Warrants, the Waiver Warrants and the Existing Debt Warrants are covered by such agreement.

16.     The parties agree to use the closing stock price on the date of this
Agreement in valuing all warrants for GAAP purposes.

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17.     The Company agrees that it will assist Aspen Select Healthcare, LP in its fundraising activities by making members of its management team to meet with prospective investors upon reasonable notice.

18.     The Company agrees that it will reimburse Aspen Select Healthcare, LP up to $3,000 of transaction expenses in connection with preparing and executing the Amended and Restated Credit Facility and related documents, promptly upon submission of invoices evidencing such expenses.

19.     Except as required by applicable law, the parties agree that the contents of this proposal shall be held strictly confidential by the parties hereto and their respective officers, directors and employees until such time as the definitive documentation has been executed, and any disclosure to any third parties will be viewed as a breach of this agreement.

20.     The Company agrees that provided that Aspen has delivered commercially reasonable definitive transaction documentation to the Company for any component of the above-mentioned transactions, including but not limited to the New Equity transaction, the New Equity Warrants, the amendment of the Credit Facility documents, the amendment of the Registration Rights agreement, the Waiver
Warrants, and the Debt Warrants, it will not decline to enter into such definitive transaction documentation. The Company further agrees that Aspen may close on the various components of the transactions contemplated by this
Agreement at different times, when such components are ready to be closed and agrees that it will execute each such component when Aspen has delivered commercially reasonable documentation for such component.

21.     Severability. The provisions of this Agreement are severable. If any provision is held to be invalid or unenforceable, it shall not affect the validity or enforceability of any other provision.

22.     Governing Law, Remedies. This Agreement is governed by the laws of the
State of Florida, and the parties hereto agree to submit to the jurisdiction of the state and federal courts of Florida in the event of a dispute. All remedies at law or in equity shall be available for the enforcement of this Agreement.

23.     Counterparts. This Agreement may be executed in any number of counterparts and by the different Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

        If the above terms are acceptable to you, please signify such acceptance by countersigning this letter Agreement below.

Warm Regards,                             Agreed and Accepted
Aspen Select Healthcare, LP               on Behalf of NeoGenomics, Inc.

Steven C. Jones                           /s/ Robert P. Gasparini  Date_________
Managing Director                         Robert P. Gasparini
Medical Venture Partners, LLC             President
         The General Partner